FOR IMMEDIATE RELEASE:
March 26, 2014 Judy German
 Cachet Financial Solutions
 (952) 698-6991

Cachet Financial Solutions Appoints Darin McAreavey
 as new Executive Vice President and Chief Financial Officer

MINNEAPOLIS, Minn. – March 26, 2014 – Cachet Financial Solutions, a leading provider of remote deposit capture solutions (RDC), announced today the appointment of Darin McAreavey as Executive Vice President and Chief Financial Officer. McAreavey is joining the company effective April 3rd.  Brian Anderson, the company’s current CFO, will be staying on as an independent contractor through a 90-day transition period.

"We are extremely pleased to welcome Darin to our executive team," said Jeffrey Mack, President and CEO of Cachet. "His background is perfectly suited to lead our finance team as we continue our expansion to offering more comprehensive mobile solutions. This is an exciting stage in our company's growth and Darin's strong track record for helping organizations to execute and optimize their growth strategies makes him ideal for our organization."

“I’m excited to join the outstanding team at Cachet,” said McAreavey. “In addition to overseeing the financial function at the company, I look forward to joining Jeffrey Mack, the President and CEO of Cachet, and the rest of Cachet’s executive team in working to identify new opportunities in this rapidly growing industry that can further drive corporate value.”

McAreavey brings more than 20 years of financial experience to his role at Cachet.  He served as Senior Vice President and Chief Financial Officer for Wireless Ronin Technologies since March 2009. He worked for Xiotech Corporation from September 2007 to March 2009 as its Chief Financial Officer. From February 2007 to September 2007, he worked for Global Capacity Group as its Chief Financial Officer. McAreavey was the Chief Financial Officer, Executive Vice President and Treasurer for Stellent, Inc. from May 2006 to February 2007 as well as the Corporate Controller from September 2004 to May 2006. He worked at Computer Network Technology from August 1995 to September 2004 where he held several management level finance positions including Director of Finance. From November 1993 to August 1995, He was a Supervising Senior for KPMG LLP. McAreavey began his professional career as a Senior Accountant at Eide Helmeke & Co. from July 1991 to November 1993.

About Cachet Financial Solutions Inc.

Cachet Financial Solutions is a leading financial services technology company specializing in commercial and consumer remote deposit capture (RDC) and mobile money management solutions for Mac, PC and Mobile. Our industry-leading platforms simplify the process of developing, deploying and servicing RDC and mobile money management solutions, minimizing cost and accelerating speed-to-market and ROI for our clients. With our complete suite of business and consumer solutions, financial institutions and financial service organizations can better serve the needs of all their customers/members. For more information call 1.877.318.4449 or email info@cachetfinancial.com.

Cautionary statement regarding forward-looking information
This press release contains certain statements that may be deemed "forward-looking statements" under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1933 and includes, among other things, discussions of our business strategies, future operations and capital resources.  Words such as "may," "likely," "anticipate," "expect" and "believes" indicate forward-looking statements.

These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements.  Forward-looking statements include statements about:

• our estimates of future expenses, revenue and profitability;
• trends affecting our financial condition and results of operations;
• our ability to obtain customer orders;
• the availability and terms of additional capital;
• our ability to develop new products;
• our dependence on key suppliers, manufacturers and strategic partners;
• industry trends and the competitive environment;
• the impact of losing one or more senior executive or failing to attract additional key personnel; and
• other factors referenced in this memorandum, including those set forth under the caption "Risk Factors."

Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties.  We discuss many of these risks in greater detail in our Current Report on Form 8K filed with the Securities and Exchange Commission on February 12, 2014 under the heading "Risk Factors" and in the other reports we file with the Commission. Given these uncertainties, you should not attribute undue certainty to these forward-looking statements.  Also, forward-looking statements represent our estimates and assumptions only as of the date of this press release.  Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.